OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2014
Estimated average burden hours per response...20.6

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2910

Madison Mosaic Government Money Market Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)
Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

September 30, 2011

Madison Mosaic

Government Money Market

Madison Mosaic(R) Funds (logo)
www.mosaicfunds.com

Madison Mosaic Government Money Market

Contents

Letter to Shareholders	1
Portfolio of Investments	3
Statement of Assets and Liabilities	4
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	5
Notes to Financial Statements	6
Report of Independent Registered Public Accounting Firm	9
Other Information	10
Trustees and Officers	14

Madison Mosaic Government Money Market

Letter to Shareholders

The one-year period ended September 30, 2011 saw the seven-day yield of Madison Mosaic Government Money Market stalled at historic lows as we approached the third-year anniversary of the Federal Reserve Board’s policy of near-zero short-term rates. The Fed first dropped these rates to record lows in December of 2008. In August of this year, the Fed’s policy making board announced that they would hold short-term rates near zero through mid-2013. Money market yields are directly related to the Fed Funds Target Rate. As a result of these low rates, fund management has committed to cuts in fees to maintain the $1.00 per share value of your fund while the fund remains unable to obtain sufficient income to provide investors with current yield.

Economic Overview

For investors in Madison Mosaic Government Money Market, the prospect of higher yields is directly linked to Federal Reserve policy. As long as the Fed believes the economy needs the maximal stimulus of rock-bottom rates, money market investors will remain yield poor. So what are the prospects for a shift in short-term rates?

An uptick in Fed rates is likely to occur only when the prospects of a higher growth economy seem assured. The fact that the Fed has projected low rates well into 2013 suggests that it could be some time before these conditions are met. From our perspective, the U.S. economy did little over this trailing annual period to inspire confidence. The unemployment rate remained mired above 9%, despite increased job creation efforts by Washington. The housing market continued to show weakness and in the later parts of this reporting period, consumer confidence hit lows not seen since the depths of the fiscal crisis in early 2009. Until U.S. consumer demand increases and business confidence improves, we see little incentive for businesses to hire new employees and ramp up production. For now, it appears we are caught in a circular path preventing businesses from expanding, cast against a backdrop of global financial uncertainty.

At period end, the European sovereign debt crisis continued to cast a cloud over the global economy. The possibility of a Greek default increased concerns over European bank stability and sent money flooding out of the Euro and into the perceived safety of currencies such as the U.S. dollar. This flight to quality pushed U.S. Treasury yields to new lows and caused riskier assets, such as stocks, to sell off sharply.

Once dismissed as impossible, the reality of a sovereign European nation defaulting appeared increasingly likely as financial markets lost confidence in the ability of the European authorities to reign in Greece’s fiscal problems. For now, financial markets will keep a steady eye on the European situation as its resolution will certainly influence the future direction of the U.S. economy.

Outlook

Is the future really as bleak as some are forecasting? We think not. While the outcomes of financial problems in Europe are uncertain, European financial authorities are keenly aware of the melt-down that would occur from an unmanaged resolution to Greek debt woes. Market action in European financial markets is forcing the issue, and authorities are taking notice. This situation is not going to go away soon and the ride will likely remain rocky, but we expect U.S. markets to refocus on domestic fundamentals in coming periods.

The Federal Reserve attempted to do its part with additional stimulus announced in late September. Nicknamed Operation Twist it is intended to produce demand for intermediate and long maturity Treasury bonds. Despite this action, some economic forecasters and commentators continued to predict a recession in U.S. economic growth. While the economy clearly shifted to a lower-growth trajectory over the latter half of this annual period, our read of the economic data does not suggest a recession is in the cards. Economic growth will likely come in below trend for the next couple of quarters,

Annual Report | September 30, 2011 | 1

Madison Mosaic Government Money Market | Letter to Shareholders | September 30, 2011

but we think it is unlikely to turn negative unless things in Europe fall completely apart. This would impart a major psychological blow to U.S. exporters who rely on the region as a vital export destination. Inflation trends also bear watching, as the current rate of CPI inflation, even at the core level, is running near the high end of the Federal Reserve’s acceptable range.

In times of uncertainty, as we experienced across this annual period, we believe managing risk in investment portfolios is paramount. We remain convinced that it is prudent for risk averse investors to include capital preservation strategies such as Mosaic Government Money Market within a portfolio.

SECURITY ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 9/30/11
Fannie Mae	32.7%
Federal Home Loan Bank	22.4%
Freddie Mac	34.1%
U.S. Treasury Bills	5.9%
Repurchase Agreement and Other	4.9%

Sincerely,

(signature)

Christopher Nisbet, CFA
Vice President, Madison Investment Advisors, LLC
and Portfolio Manager

2 | Annual Report | September 30, 2011

Madison Mosaic Government Money Market | September 30, 2011

Portfolio of Investments
	Par Value	Value (Note 1)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 95.1%
Fannie Mae - 32.7% (A)
0.04%, 10/5/11	$950,000	$ 949,996
0.06%, 10/12/11	450,000	449,992
0.12%, 10/19/11	400,000	399,976
0.08%, 11/2/11	1,125,000	1,124,937
0.06%, 11/9/11	300,000	299,980
0.02%, 11/23/11	300,000	299,991
0.03%, 11/30/11	100,000	99,995
0.04%, 12/7/11	1,650,000	1,649,877
0.02%, 12/28/11	700,000	699,966
0.02%, 1/3/12	600,000	599,969
		6,574,679
Federal Home Loan Bank - 22.4% (A)
0.04%, 10/7/11	100,000	99,999
0.05%, 10/14/11	100,000	99,998
0.06%, 10/21/11	750,000	749,975
0.02%, 10/26/11	650,000	649,991
0.06%, 11/16/11	900,000	899,931
0.02%, 11/25/11	1,200,000	1,199,950
0.02%, 12/21/11	400,000	399,982
0.02%, 12/23/11	400,000	399,980
		4,499,806
Freddie Mac - 34.1% (A)
0.05%, 10/4/11	150,000	149,999
0.06%, 10/6/11	1,250,000	1,249,991
0.03%, 10/11/11	1,400,000	1,399,984
0.02%, 10/31/11	400,000	399,992
0.03%, 11/14/11	100,000	99,996
0.06%, 11/15/11	200,000	199,985
0.02%, 11/28/11	100,000	99,996
0.03%, 12/5/11	1,650,000	1,649,896
0.04%, 12/15/11	400,000	399,967
0.04%, 12/21/11	300,000	299,973
0.02%, 12/27/11	900,000	899,945
		6,849,724
	Par Value	Value (Note 1)
U.S. Treasury Bills - 5.9% (A)
0.0005%, 11/10/11	$1,200,000	$ 1,200,001
Total U.S. Government and Agency Obligations (Cost $19,124,210)		19,124,210
Repurchase Agreement - 4.9%
With U.S. Bank National Association issued 9/30/11 at 0.01%, due 10/3/11, collateralized by $999,715.06 in Freddie Mac MBS Pool #E99430 due 9/1/18. Proceeds at maturity are $980,108 (Cost $980,108)		980,108
TOTAL INVESTMENTS - 100.0% (Cost $20,104,318*)		20,104,318
NET OTHER ASSETS AND LIABILITIES - 0.0%		(3,053)
TOTAL ASSETS - 100.0%		$20,101,265
CAPITAL SHARES OUTSTANDING		20,101,365
NET ASSET VALUE PER SHARE		1.00

* Cost for Federal tax purposes was $20, 104, 318.
(A) Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

Annual Report | September 30, 2011 | 3

Madison Mosaic Government Money Market | September 30, 2011

Statement of Assets and Liabilities

ASSETS
Investment, at value (Notes 1 and 2)
Government and agency obligations	$19,124,210
Repurchase agreement	980,108
Total investments (cost $20,104,318)	20,104,318
Capital shares sold	6,636
Total assets	20,110,954

LIABILITIES
Payables
Capital shares redeemed	6,189
Independent trustee fees	1,500
Auditor fees	2,000
Total liabilities	9,689

NET ASSETS	$20,101,265
Net assets consists of:
Paid in capital	20,101,281
Accumulated net realized losses	(16)
Net Assets	$20,101,265

CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 5)	$20,101,365

NET ASSETS VALUE PER SHARE	$1.00

Statement of Operations

For the year ended September 30, 2011

INVESTMENT INCOME (Note 1)
Interest income	$ 21,374
EXPENSES (Notes 3, 4 and 6)
Investment advisory fees	101,384
Service agreement fees	69,361
Independent trustee, auditor and line of credit fees	10,250
Expenses waived	(159,621)
Total expenses	21,374
NET INVESTMENT INCOME	–
NET REALIZED GAIN/LOSS ON INVESTMENTS	–
TOTAL INCREASE/DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ –

See accompanying Notes to Financial Statements.

4 | Annual Report | September 30, 2011

Madison Mosaic Government Money Market | September 30, 2011

Statements of Changes in Net Assets
	Year Ended September 30,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ -	$ -
Net realized gain (loss) on investments	-	(16)
Total increase (decrease) in net assets resulting from operations	-	(16)
DISTRIBUTION TO SHAREHOLDERS
From net investment income	-	-
From net capital gains	-	(655)
Total distributions	-	(655)
CAPITAL SHARE TRANSACTIONS (Note 5)	(2,092,551)	(3,622,869)
TOTAL DECREASE IN NET ASSETS	(2,092,551)	(3,623,540)
NET ASSETS
Beginning of period	$22,193,816	$25,817,356
End of period	$20,101,265	$22,193,816

Financial Highlights

Selected data for a share outstanding for the periods indicated.
	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	-	-	-1	0.03	0.05
Less distributions from net investment income	-	-	-1	(0.03)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	-	-	0.43	2.73	4.70
Ratios and supplemental data
Net assets, end of period (thousands)	$20,101	$22,194	$25,817	$30,975	$35,860
Ratio of expenses to average net assets before fee waiver (%)	0.89	0.90	0.89	0.88	0.88
Ratio of expenses to average net assets after fee waiver2 (%)	0.11	0.14	0.45	0.63	0.63
Ratio of net investment income to average net assets before fee waiver (%)	(0.79)	(0.76)	0.01	2.47	4.35
Ratio of net investment income to average net assets after fee waiver2 (%)	-	-	0.45	2.72	4.60

1Greater than $0.00 but less than $0.01.
2See Notes 3 and 4 to the Financial Statements.

See accompanying Notes to Financial Statements.

Annual Report | September 30, 2011 | 5

Madison Mosaic Government Money Market | September 30, 2011

Notes to Financial Statements
1. Summary of Significant Accounting Policies. Madison Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued by the U.S. Government or its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Portfolio Valuation: Securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount, which approximates fair value.

The Fund has adopted the Financial Accounting Standards Board ("FASB") applicable guidance on fair value measurements. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 -  other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the year ended September 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. As of September 30, 2011 and for the year then ended, the Fund did not hold securities deemed Level 3.

The following is a summary used as of September 30, 2011 in valuing the Fund’s investments carried at fair value:

Fund	Level 1	Level 2	Level 3	Value at 9/30/11
Government
U.S. Government and Agency Obligations	$ --	$19,124,210	$ --	$19,124,210
Repurchase Agreement	--	980,108	--	980,108
Total	$ --	$20,104,318	$ --	$20,104,318
Please see the Portfolio of Investments for a listing of all securities within the U.S. Government and Agency Obligations category.

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques

6 | Annual Report | September 30, 2011

Madison Mosaic Government Money Market | Notes to Financial Statements | continued | September 30, 2011

used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. There were no transfers between classification levels during the year ended September 30, 2011.

In March 2008, FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities. Management has determined that there is no impact on the Fund’s financial statements as the Fund does not hold derivative financial instruments.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. The Fund paid no distributions for the years ended September 30, 2011 and 2010, respectively.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

As of and during the year ended September 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any such interest or penalties. The Fund has available for federal income tax purposes capital losses of $16 which will expire September 30, 2019.

The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Modernization Act") modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Tax years open to examination by tax authorities under the statute of limitations include 2008 through 2011.

Cash Concentration: At times, the Fund maintain cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safe-keeping with the Fund’s custodian

Annual Report | September 30, 2011 | 7

Madison Mosaic Government Money Market | Notes to Financial Statements | continued | September 30, 2011

bank. The Fund, along with other registered investment companies having Advisory and Services Agreements with the same adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or Federal agency obligations. As of September 30, 2011, the Fund has approximately a 3.7% interest or $980,108 in the consolidated repurchase agreement of $26,541,094 collateralized by $27,072,048 in Freddie Mac agency notes. Proceeds at maturity are $26,541,101.

3. Investment Advisory Fee. The investment adviser to the Trust, Madison Investment Advisors, LLC (the "Adviser"), earns an advisory fee equal to 0.50% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly. Since December 9, 2002, the Adviser has been voluntarily waiving 0.25% of this fee for the Fund. This waiver may end at any time. Additional advisory fees above the 0.25% are also being waived due to historically low yields. For the year ended September 30, 2011, the waived amount was $90,260. Prior to November 30, 2010, the investment adviser to the Trust was Madison Mosaic, LLC and its parent, Madison Investment Advisors, Inc. On November 30, 2010, Madison Mosaic, LLC changed its name to Madison Investment Advisors, LLC and became the sole Adviser.

The Adviser will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Adviser for the year ended September 30, 2011.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for the Fund to have all necessary operational and support services for a fee based on a percentage of the Fund’s average net assets. Effective November 30, 2010, this fee was 0.39%. The direct expenses paid by the Fund and referenced below come out of this fee. Prior to November 30, 2010, this fee was 0.35% and the direct expenses referenced below did not come out of this fee.

Expenses paid by the Fund and not covered within the Services Agreement referenced above include costs associated with the Line of Credit, fees related to portfolio holdings and extraordinary or nonrecurring fees.

The Fund’s Independent Trustees and independent registered public accountants fees and expenses are paid directly by the Fund, the amounts of which can be found in the Statement of Operations.

Due to the historically low yields of the securities in which the Fund invests, the Adviser has contractually agreed to waive payments for all Fund expenses in excess of the Fund’s actual yields until its yield without expenses exceeds 0.50%. This fee waiver is subject to renewal on an annual basis.

For the year ended September 30, 2011, the total waived amount was $159,621 which represents $69,361 of the Services fee (pursuant to waiver discussed in preceding paragraph) and an additional $90,260 of advisory fees (pursuant to the advisory fee waiver discussed in footnote 3).

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars) were as follows:

	Year Ended September 30,
	2011	2010
Shares sold	$ 8,057,261	$ 5,950,053
Shares issued in reinvestment of dividends	–	709
Total shares issued	8,057,261	5,950,762
Shares redeemed	10,149,812	(9,573,631)
Net decrease	$(2,092,551)	$(3,622,869)

The number of shares sold, issued and redeemed is the same as the dollar amounts shown above.

6. Line of Credit. The Fund has a $2 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 0.5% (effective rate of 2.75% at September 30, 2011). The line of credit contains loan covenants with respect to certain financial ratios and operating matters. The Fund was in compliance with these covenants as of September 30, 2011. During the year ended September 30, 2011, the Fund did not draw on its line of credit.

7. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

8 | Annual Report | September 30, 2011

Madison Mosaic Government Money Market | September 30, 2011

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MADISON MOSAIC GOVERNMENT MONEY MARKET

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Madison Mosaic Government Money Market (the "Fund") as of September 30, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Madison Mosaic Government Money Market as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP
(signature)

Chicago, Illinois
November 17, 2011

Annual Report | September 30, 2011 | 9

Madison Mosaic Government Money Market | September 30, 2011

Other Information

Fund Expenses (unaudited)
Example: This Example is intended to help you understand your costs (in dollars) of investing in the Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 3 and 4 above for an explanation of the types of costs charged by the Fund.

This Example is based on an investment of $1,000 invested on April 1, 2011 and held for the six-months ended September 30, 2011.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Actual Total Return2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3
Government Money Market	0.00%	$1,000.00	$1,000.00	0.11%	$0.53
1For the six-months ended September 30, 2011.
2Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
3Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio2	Expenses Paid During the Period2
Government Money Market	5.00%	$1,000.00	$1,025.33	0.11%	$0.54
1For the six-months ended September 30, 2011.
2Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10 | Annual Report | September 30, 2011

Madison Mosaic Government Money Market  | Other Information | continued | September 30, 2011

Tax Information. The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. No dividends from income were distributed during the fiscal year ended September 30, 2011.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund only invests in non-voting securities. Nevertheless, the Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolio. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies may also be obtained by visiting the SEC’s web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call us at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited). The Fund’s Trustees considered a number of factors when the Board approved the renewal of the advisory contract between the Adviser and the Fund during its meeting in July 2011. Rather than providing you with a list of factors or conclusory statements that explained the Board’s decision-making process, the following discussion is designed to describe what you would have seen and heard if you had been at the Fund’s Board meeting when it renewed the Fund’s advisory contract:

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in Fund management management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with the Fund investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Fund by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration.

With regard to the investment performance of the Fund and the Adviser, the Board reviewed current performance

Annual Report | September 30, 2011 | 11

Madison Mosaic Government Money Market  | Other Information | continued | September 30, 2011

information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance. The Board and representatives of the Adviser engaged in a comprehensive discussion of performance and market conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called  "Gartenberg"  standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of "inapt comparisons."  They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Fund. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed the Fund’s fee structure based on total expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Fund (i.e. an advisory fee and a capped administrative  "services"  expense). The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Fund were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Fund and other investment companies pursuant to its administrative services agreements with the Fund (or series, as the case may be), such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In this regard, the Trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic  "investment management only"  fee schedules.

In reviewing costs and profits, the Board noted that for some smaller portfolios, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Fund officers, as well as facility costs (rent), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Fund, along with the other funds in the Madison Mosaic and other proprietary mutual fund families in the Madison organization, are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates

12 | Annual Report | September 30, 2011

Madison Mosaic Government Money Market  | Other Information | concluded | September 30, 2011

approximated $16 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. The Board recognized that the Adviser was currently waiving fees for the Fund so that it could meet its stated investment policies of maintaining a stable $1.00 share price in today’s current low interest rate environment.

During the meeting, the Independent Trustees were represented by Independent counsel and he confirmed that the Fund’s Independent Trustees met to review a variety of written contract renewal materials provided by the Adviser. Counsel noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Fund’s advisory fees (including applicable subadvisory fees) are fair and reasonable for each respective portfolio and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of the Fund and its shareholders.

Finally, the Board also reviewed the Fund’s distribution agreements and the information provided in the written materials regarding the distributor as well as applicable Codes of Ethics.

Annual Report | September 30, 2011 | 13

Madison Mosaic Government Money Market | September 30, 2011

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 3711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	President, 1996 - Present, and Trustee, 2001- Present
Madison Investment Holdings, Inc. ("MIH") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present;  Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC ("MAM") (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC ("Madison"), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Trust), President, 1996 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison; Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present
Frank E. Burgess 1942	Trustee and Vice President, 1996 - Present
MIH, Founder, Executive Director and President, 2010 - President; Managing Director and President, 1973 - 2010; MAM, Executive Director and President, 2010 - Present; President, 2004 - 2010; Madison, Executive Director and President, 2010 - Present ; Madison Mosaic Funds (13 funds, including the Trust), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present

Madison Mosaic Funds (13), 1996 - Present; Madison; Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

Jay R. Sekelsky 1959	Vice President, 1996 - Present
MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (13 funds, including the Trust), Vice President, 1996 - Present; Madison Strategic Sector Premium Fund and Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIH, Managing Director, Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director, Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (13 funds, including the Trust), Vice President, 2009 - Present;  Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Vice President, 2009 - Present
N/A

1 "Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

14 | Annual Report | September 30, 2011

Madison Mosaic Government Money Market  | Trustees and Officers | continued | September 30, 2011

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Greg D. Hoppe 1969	Treasurer, 2009 - Present Chief Financial Officer, 1999 - 2009
MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including  the Trust), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2009 - Present;  Chief Financial Officer, 2005 - 2009; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Treasurer, 2009 - Present
N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 - Present
MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (13 funds, including  the Trust), Secretary and Assistant Treasurer, 2009 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005
N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 - Present Corporate Counsel and Assistant Secretary, 2009 - Present General Counsel and Secretary, 1992 - 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 -  Present; General Counsel and Chief Compliance Officer, 1996 - 2009; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management, LLC ("Concord") (an affiliated investment advisory firm of Madison), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC ("NorthRoad") (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (13 funds, including the Trust), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 2005 - 2009; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIH, MAM, Madison,  Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; Madison Mosaic Funds (13 funds, including the Trust), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Annual Report | September 30, 2011 | 15

Madison Mosaic Government Money Market  | Trustees and Officers | concluded | September 30, 2011

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Philip E. Blake 1944	Trustee, 2001 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Madison Newspapers, Inc., 1993 - Present; Edgewood College, 2003 - Present; Chairman of the Board, 2010 - Present; Nerites Corporation (technology company), 2004 - Present; Madison Mosaic Funds (13 funds, including the Trust), 2001 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

James R Imhoff, Jr. 1944	Trustee, 1996 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	44
Park Bank, 1978 - Present; Madison Mosaic Funds (13 funds, including the Trust), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005- Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

Lorence D. Wheeler 1938	Trustee, 1996 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (13 funds, including the Trust), 1996 - Present; Madison Strategic Sector Premium Fund, 2005 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005- Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (17), 2009 - Present

1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this Annual Report, the Fund Complex consists of the Fund with 1 portfolio, the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, and Tax-Free Trusts, which together have 12 portfolios, for a grand total of 44 separate portfolios in the Fund Complex.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Madison Mosaic Funds at 1-800-368-3195

16 | Annual Report | September 30, 2011

The Madison Mosaic Family of Mutual Funds

Equity Trust
Investors Fund
Mid-Cap Fund
Disciplined Equity Fund
Balanced Fund
NorthRoad International Fund
Madison Institutional Equity Option Fund

Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Investment Grade Corporate Bond Fund

Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSFER AGENT

Madison Mosaic¨ Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS

Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3063

SEC File Number 811-2910

Madison Mosaic¨ Funds
www.mosaicfunds.com

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended September 30, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2011, Mr. Lorence R. Wheeler, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Madison Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded Mr. Philip E. Blake who served in that capacity from July 2010 through July 2011.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Note that fees are accrued pursuant to the Services Agreement, but are paid directly to the accountants. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended September 30, 2011 and 2010, respectively, out of the Services Agreement fees collected from all Madison Mosaic Funds were $91,800 ($111,800 including the Madison Strategic Sector Premium Fund, an affiliated closed-end fund ("MSP")) and $87,800 ($107,800 including MSP). Of these amounts, approximately $4,000 and $4,500, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  Not applicable.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Government Money Market Trust

By: (signature)

W. Richard Mason, CCO and Assistant Secretary

Date: November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer

Date: November 23, 2011

By:  (signature)

Greg Hoppe, Principal Financial Officer

Date: November 23, 2011